                                                                    EXHIBIT 99.3

                        SPECIMEN COMMON STOCK CERTIFICATE

Number   Incorporated Under the Laws of the State of South Carolina     Shares

         INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                                      CUSIP 45810X 10 2

THIS CERTIFIES THAT

is the registered holder of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                                WITHOUT PAR VALUE

in the Capital of the above named Corporation transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of South Carolina, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

DATED

Countersigned and Registered:

Pacific Corporate Services, Ltd., Vancouver

                             Transfer Agent
                              and Registrar


President

Secretary                                    By:
                                                --------------------------
                                                Authorized Officer

 The Shares represented by this Certificate are transferable at the offices of Pacific Corporate Services Ltd., Vancouver, B.C.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

___-___-___

------------------------------------------------------------------------------
                        (Name and address of transferor)

------------------------------------------------------------------------------


________________________________________________________________________shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

__________________________________________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

DATED:


------------------------------               ------------------------------
    (Signature of Witness)                     (Signature of Shareholder)


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.

                  SIGNATURE GUARANTEED BY: